UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      March 16, 2017

CTI INDUSTRIES CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	0-23115	36-2848943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22160 North Pepper Road, Barrington, IL		60010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      (847) 382-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amended and Restated By-Laws

On March 16, 2017, the Board of Directors of the Corporation approved the Corporation’s Amended and Restated By-Laws dated March 16, 2017, in which several changes were made to the previous By-Laws.

Notice Requirements. The Amended and Restated By-Laws state the requirements for business to be brought before an annual meeting. Among other things, a shareholder must give written notice not less than 120 days nor more than 150 days prior to the one-year anniversary of the date of mailing proxies for the prior year’s annual meeting. The provision also delineates the items to be included in the notice such as shareholder’s name, number of shares owned and the description of the business as would be required in a proxy statement.

Additionally, the Amended and Restated By-Laws also provide the requirements for the calling of a special meeting, including setting of a demand record date, the demand of the shareholders holding no less than one-fifth of the outstanding stock of the Corporation, and the agreement of such shareholders to pay the cost of preparing and mailing the costs of such meeting, including preparation of the proxy materials, except that if all of the resolutions introduced are adopted, the soliciting shareholders shall not be required to pay such costs.

Number of Directors. The Amended and Restated By-Laws also change the number of directors from a fixed number to no fewer than three (3) and no more than seven (7), and list the requirements for a shareholder to nominate a person as director, including notice requirements and information as to the nominee.

Other Relevant SEC Requirements. Compliance with the advance notice requirement is necessary in order for a shareholder to nominate a director or submit a proposal to be considered at a shareholders’ meeting. In addition, Rule 14a-8(e) under the Securities Exchange Act of 1934 imposes additional requirements if a shareholder wants to have his or her proposal included in the Corporation’s proxy statement.

Uncertificated Shares. The Amended and Restated By-Laws contain a provision permitting uncertificated shares, whose shareholders shall have the same rights as those holding certificates.

Indemnification. The Amended and Restated By-Laws also adopt the same indemnification provisions as to directors, officers and employees consistent with those included in the Corporation’s Restated Articles of Incorporation (incorporated by reference to Exhibit A in the Corporation’s Schedule 14A Definitive Statement for solicitation of written consent of stockholders (File No. 000-23115) effective June 5, 2015).

The foregoing description of the Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated By-Laws, which are attached as an exhibit hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibit:

Exhibit No.	Description

3.2	Amended and Restated By-Laws of CTI Industries Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Industries Corporation
(Registrant)

Date: March 16, 2017	By:	/s/ Stephen M. Merrick
Stephen M. Merrick, President

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated By-Laws of CTI Industries Corporation